UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 9, 2014

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COVENANT TRANSPORTATION GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy., Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On Wednesday, April 9, 2014, Dr. Niel Nielson, a member of the Board of Directors (the "Board") of Covenant Transportation Group, Inc., a Nevada corporation (the "Company") provided notice to the Company of his decision not to stand for reelection as a member of the Board at the next Annual Meeting of Stockholders to be held May 22, 2014 (the "Annual Meeting").  In announcing Dr. Nielson's decision not to stand for reelection, Chairman and Chief Executive Officer David Parker stated:  "We have greatly appreciated Niel's years of valuable service to the Board.  Niel's diverse executive and Board experience as President of Covenant College and as a director of numerous funds provided Niel an insightful perspective on how to oversee management, analyze financial statements, and understand board processes and functions.  Niel was always prepared, thoughtful, and focused.  We wish Niel well as he leads Dew Learning in its initiative to bring digital and on-line Christian education to all corners of the world."  Dr. Nielson added: "I have been honored to serve Covenant as a member of the Board of Directors for the past 11 years.  The dedication and character of the Covenant Board and management is extraordinary.  I appreciated the way Covenant's Board and management always worked in a collaborative manner in their pursuit of increasing stockholder value."

Dr. Nielson will continue to serve as a member of the Board until his term expires at the election of directors during the Annual Meeting.  In light of Dr. Nielson's decision not to stand for reelection, the Board has appointed Robert E. Bosworth as Chairperson of the Compensation Committee, a position formerly held by Dr. Nielson.

Dr. Nielson's decision not to stand for reelection is not a result of any disagreement with the Company, its management, or the Board on any matter relating to the Company's operations, policies, or practices.  After giving effect to Dr. Nielson's decision not to stand for reelection, the majority of the members of the Company's Board of Directors will continue to be independent.

The information contained in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in this report contains "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.  Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results or events may differ from those anticipated by forward-looking statements. Please refer to the various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT TRANSPORTATION GROUP, INC.

Date: April 9, 2014	By:	/s/ Richard B. Cribbs
Richard B. Cribbs
Senior Vice President and Chief Financial Officer